UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
As a follow up to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Enphase Energy, Inc. (the “Company”) on May 20, 2025 reporting the voting results at its 2025 annual meeting of stockholders, the Company issued a press release on June 30, 2025 announcing that its Board of Directors, excluding Thurman John (T.J.) Rodgers, unanimously voted to retain Mr. Rodgers as a member of the Board of Directors.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release dated as June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: June 30, 2025	ENPHASE ENERGY, INC.
	By:	/s/ Mandy Yang
Mandy Yang
Executive Vice President and Chief Financial Officer